UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2009

VILLAGEEDOCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31395	33-0668917
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1401 N. Tustin Ave., Suite 230
Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       __     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       __      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       __      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       __      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02             Unregistered Sales of Equity Securities.

On April 8, 2009 and pursuant to the terms of their respective employment agreements and the approval of the Registrant's board of directors, the Registrant issued 6,879,200 shares of its restricted common stock to K. Mason Conner, who is the Registrant's President and Chief Executive Officer and a Director, and 5,896,500 shares of its restricted common stock to H. Jay Hill, who is the Registrant's Executive Vice President of Corporate Development and a Director.  These shares were valued at $0.01 per share (the estimated fair value on the measurement date).

The offer and sale of our securities described above was made pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

Item 9.01.              Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated November 13, 2008 by and between VillageEDOCS, Inc. and K. Mason Conner.*

10.2	Employment Agreement dated November 13, 2008 by and between VillageEDOCS, Inc. and H. Jay Hill.*

* previously filed as Exhibits to the Registrant's Quarterly Report on Form 10-Q filed on November 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      April 13, 2009                                                                VILLAGEEDOCS

                                                                                                                        By:  /s/   Michael A. Richard

                                                                                                                        Print Name:  Michael A. Richard

                                                                                                                        Title:  Chief Financial Officer